UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest reported event): August 8, 2011

POSTROCK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 001-34635

DELAWARE (State or other jurisdiction of Incorporation or organization)	27-0981065 (I.R.S. Employer Identification No.)

210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 600-7704
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sale of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Index to Exhibits
EX-2.1
EX-4.1
EX-10.1
EX-99.1

Item 1.01	Entry into a Material Definitive Agreement.
Purchase Agreement
     On August 8, 2011, PostRock Energy Corporation (“PostRock”) entered into a Purchase Agreement (the “Purchase Agreement”) with Constellation Energy Commodities Group, Inc. (“CECG”) and Constellation Energy Partners Holdings, LLC (“CEPH” and, together with CECG, the “Selling Parties”) to acquire (the “Acquisition”) from the Selling Parties all of their equity interests (the “Subject Interests”) in Constellation Energy Partners Management LLC (“CEPM”). CEPM owns (i) 3,128,670 Class B Units in Constellation Energy Partners LLC (“CEP”) and (ii) all of the outstanding Class A Units in CEP. The acquired Class A Units and Class B Units constitute approximately 14.9% of the voting interests of CEP.
     In exchange for the Subject Interests, PostRock paid to CECG:
•	$6,631,048 in cash;

•	1,000,000 shares of PostRock common stock (the “Stock Consideration”); and

•	warrants to purchase (i) 224,607 shares of PostRock common stock, which may be exercised at $6.57 per share for one year following issuance, (ii) 224,607 shares of PostRock common stock, which may be exercised at $7.07 per share for two years following issuance and (iii) 224,608 shares of PostRock common stock, which may be exercised at $7.57 per share for three years following issuance (the “Warrant Consideration”).
     CEP is a publicly traded limited liability company focused on the acquisition, development and production of oil and natural gas properties, as well as related midstream assets. All of CEP’s proved reserves are located in the Black Warrior Basin in Alabama, the Cherokee Basin in Kansas and Oklahoma, the Woodford Shale in the Arkoma Basin in Oklahoma and the Central Kansas Uplift in Kansas and Nebraska. As the owner of all of the outstanding Class A Units of CEP, CEPM has the right to appoint two of the five members of the board of managers of CEP.
     The Purchase Agreement contained customary representations, warranties and covenants between the parties, as well as customary closing conditions. The Purchase Agreement also contained customary post-closing indemnification for breaches of representations, warranties and covenants, subject to certain limitations. The transactions contemplated by the Purchase Agreement were completed on August 8, 2011.
     The issuance of the Stock Consideration and Warrant Consideration was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Stock Consideration and the Warrant Consideration was not a public offering for purposes of Section 4(2) because of its being made only to one entity, that entity’s status as an accredited investor and the manner of the issuance, including that PostRock did not engage in general solicitation or advertising with regard to the issuance of the Stock Consideration and the Warrant Consideration and did not offer the Stock Consideration or Warrant Consideration to the public in connection with the issuance.
     A copy of the Purchase Agreement is attached hereto as Exhibit 2.1. A copy of the form of warrant for the Warrant Consideration is attached as Exhibit 4.1. The foregoing summary of the Purchase Agreement and the Warrant Consideration does not purport to be complete and is qualified in its entirety by reference to Exhibits 2.1 and 4.1 hereto.
Registration and Investor Rights Agreement
     In connection with issuing the Stock Consideration and Warrant Consideration, PostRock, CECG, White Deer Energy L.P., White Deer Energy TE, L.P. and White Deer Energy FI L.P. entered into an amended and restated registration and investor rights agreement (the “Registration Rights Agreement”), which amended and restated the Registration Rights Agreement dated September 21, 2010, among PostRock and White Deer Energy L.P., White Deer Energy TE L.P. and White Deer Energy FI L.P.. Pursuant to the Registration Rights Agreement, CECG has been added as a party thereto, and PostRock has agreed to register for resale the Stock Consideration and PostRock common stock underlying the Warrant Consideration promptly upon a request made by CECG. PostRock has also agreed, subject to certain limitations, to allow CECG to participate in certain offerings that PostRock may conduct in the future, other than offerings pursuant to its existing shelf registration statement.
     A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.1. The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto.
     A brief description of the relationship between PostRock and White Deer Energy L.P., White Deer Energy TE, L.P. and White Deer Energy FI L.P. is set forth under the caption “Certain Relationships and Related Transactions, and Director Independence” in PostRock’s proxy statement on Schedule 14A for its 2011 annual stockholders meeting, which description is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
     On August 8, 2011, prior to entry into the Purchase Agreement, PostRock, CECG, CEPH and CEPM mutually agreed to terminate the Purchase Agreement, dated June 21, 2011, previously entered into by such parties (the “June Purchase Agreement”), pursuant to which PostRock would have acquired all of the equity interests in CEP held by CECG, CEPH and CEPM.
     Under the terms of the June Purchase Agreement, PostRock would have acquired (i) 5,918,894 Class B Units in CEP, representing approximately 24.5% of the Class B Units then outstanding, and (ii) all of the outstanding Class A, Class C and Class D member interests in CEP on the terms provided therein.
     Closing of the transactions contemplated by the June Purchase Agreement was conditioned upon, among other things, the approval of such transactions by the board of managers of CEP for purposes of Section 203 of the Delaware General Corporation Law. The parties mutually agreed to terminate the June Purchase Agreement after the board of managers of CEP indicated that its members had been prohibited from discussing the transactions or the possible approval upon advice by its Delaware counsel while the June Purchase Agreement was in effect. No termination fees were paid by the parties in connection with the termination.
     A copy of the June Purchase Agreement is attached as Exhibit 2.1 to PostRock’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2011. The foregoing summary of the June Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.1 thereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     The disclosures related to the Acquisition set forth under Item 1.01 above are incorporated into this Item 2.01 by reference.

Item 3.02	Unregistered Sale of Equity Securities.
     The disclosures related to the issuance of the Stock Consideration and Warrant Consideration set forth under Item 1.01 above are incorporated into this Item 3.02 by reference.

Item 7.01	Regulation FD Disclosure.
     On August 8, 2011, PostRock issued a press release announcing the Acquisition. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2. of Form 8-K, the information presented herein, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of business acquired.

     The required financial statements, if any, will be filed no later than 75 days from the date of the closing of the Acquisition.
(b) Pro forma financial information.
     The required pro forma financial statements, if any, will be filed no later than 75 days from the date of the closing of the Acquisition.
(d) Exhibits.

Exhibit No.	Description
2.1	Purchase Agreement, dated August 8, 2011, by and among PostRock Energy Corporation, Constellation Energy Commodities Group, Inc. and Constellation Energy Partners Holdings, LLC.

4.1	Form of Warrant.

10.1	First Amended and Restated Registration and Investor Rights Agreement, dated August 8, 2011, by and among PostRock Energy Corporation, Constellation Energy Commodities Group, Inc., White Deer Energy L.P., White Deer Energy TE, L.P. and White Deer Energy FI L.P.

99.1	Press Release dated August 8, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION
By:	/s/ David J. Klvac
David J. Klvac
Executive Vice President and Chief Accounting Officer
Date: August 11, 2011

Index to Exhibits

Exhibit No.	Description
2.1	Purchase Agreement, dated August 8, 2011, by and among PostRock Energy Corporation, Constellation Energy Commodities Group, Inc. and Constellation Energy Partners Holdings, LLC.

4.1	Form of Warrant.

10.1	First Amended and Restated Registration and Investor Rights Agreement, dated August 8, 2011, by and among PostRock Energy Corporation, Constellation Energy Commodities Group, Inc., White Deer Energy L.P., White Deer Energy TE, L.P. and White Deer Energy FI L.P.

99.1	Press Release dated August 8, 2011.